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                                                                      EXHIBIT 24
                                  GALAGEN INC.

                                Power of Attorney
                             of Director and Officer

     The undersigned director and/or officer of GALAGEN INC. (the "Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 28th day of September, 1998.

                                     /s/ Robert A. Hoerr
                            ----------------------------------------
                                  Robert A. Hoerr, M.D., Ph.D.

                                  GALAGEN INC.

                                Power of Attorney
                             of Director and Officer

     The undersigned director and/or officer of GALAGEN INC. (the "Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 28th day of September, 1998.

                                    /s/ GREGG A. WALDON
                            ----------------------------------------
                                      Gregg A. Waldon

                                  GALAGEN INC.

                                Power of Attorney
                             of Director and Officer

     The undersigned director and/or officer of GALAGEN INC. (the "Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 22nd day of September, 1998.

                                     /s/ Stanley Falkow
                            ----------------------------------------
                                     Stanley Falkow, Ph.D.

                                  GALAGEN INC.

                                Power of Attorney
                             of Director and Officer

     The undersigned director and/or officer of GALAGEN INC. (the "Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 28th day of September, 1998.

                                   /s/ Ronald O. Ostby
                            ----------------------------------------
                                     Ronald O. Ostby

                                  GALAGEN INC.

                                Power of Attorney
                             of Director and Officer

     The undersigned director and/or officer of GALAGEN INC. (the "Corporation"), a Delaware corporation, does hereby make, constitute and appoint ROBERT A. HOERR, M.D., PH.D. and GREGG A. WALDON, and each or either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, under the Securities Act of 1933, as amended, on Form S-3 or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration of shares of Common Stock of the Corporation issued pursuant to the conversion or exercise of certain debentures and warrants issued pursuant to the 6% Convertible Debenture Purchase Agreement dated November 18, 1997 and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF the undersigned has hereunto set the undersigned's hand this 24th day of September, 1998.

                                    /s/ R. David Spreng
                            ----------------------------------------
                                       R. David Spreng